T. ROWE PRICE
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Personal Strategy Funds, Inc.

   Personal Strategy Income Fund

   Personal Strategy Growth Fund


 Supplement to prospectus dated October 1, 1999
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 Effective June 1, 2000, the footnote to Table 3 on page 6 of the prospectus is revised with the following to reflect the extension of the funds' expense ratio limitations:

 /a /T. Rowe Price is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price by the fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

   Fund    Limitation Period  Expense Ratio Limitation  Reimbursement Date
  Income    6/1/00-5/31/02             0.90%                 5/31/04
           -----------------------------------------------------------------
  Growth    6/1/00-5/31/02             1.10%                 5/31/04


 /b/
   The Personal Strategy Income Fund previously operated under a 0.95% expense ratio limitation that expired on May 31, 1998. Effective June 1, 1998, T. Rowe Price agreed to lower the expense limitation to 0.90% and to extend it for a period of two years through May 31, 2000. Any accrued fees or expenses are subject to reimbursement to T. Rowe Price; however, no reimbursement will be made after May 31, 2000 for the first limitation or May 31, 2002 for the second limitation, or if it would result in the expense ratio exceeding 0.90%.

 /c/
   The Personal Strategy Growth Fund previously operated under a 1.10% expense ratio limitation that expired on May 31, 1998. Effective June 1, 1998, T. Rowe Price agreed to extend the expense limitation for a period of two years through May 31, 2000. Any accrued fees or expenses are subject to reimbursement to T. Rowe Price; however, no reimbursement will be made after May 31, 2000 for the first limitation or May 31, 2002 for the second limitation, or if it would result in the expense ratio exceeding 1.10%.

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 The date of this supplement is May 26, 2000
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                                                                 C11-045 5/26/00